151 Farmington Avenue    	 JEANNE M. HOLLISTER, FCAS, MAAA
   	      	   Hartford, CT	 06156-3203 	 Vice President
   	      	   	     	       	    	       Investor Relations, RWAH
   	      	   	     	       	    	       203-273-6184
   	      	   	     	       	    	       Fax:  203-273-3971

   April 1, 1994




   Dear ____________:

   I am enclosing for your information a copy of Aetna's 1994 Proxy Statement which was issued on March 18. I would like to draw your attention to a management proposal regarding long-term executive compensation which is outlined on pages 24-30. The proposal was approved by Aetna's Board and is being submitted to our shareholders for approval at the 1994 Annual Meeting to be held April 29, 1994.

   Aetna's objective is to implement a more effective total pay (base salary and variable pay or bonuses) strategy through compensation programs that are competitive, flexible and reward results that contribute to shareholder value. One of the components of this strategy is the proposed 1994 Stock Incentive Plan.

   The 1994 Plan is designed to incent executives to achieve an ambitious improvement in shareholder value. The Committee on Compensation and Organization, which administers the Plan, has set a clear performance target for the initial awards -- to have Aetna's total return to shareholders place the Company in at least the top half of the 30-company Dow Jones Insurance Industry Index (DJII) by 1996. This is a very ambitious goal that can be met only if Aetna's businesses perform extraordinarily well over time and the financial markets recognize our achievements.

   The proposed 1994 Plan achieves several important objectives:

   	 -  Executives are held accountable for Aetna's long-term performance.

   	 - As we build Aetna for the future, we will be competitive for needed executive talent.

   	 -  The Plan is inextricably tied to shareholder value.

   	 - Over time, executive participants in the new program are expected to own significant amounts of Aetna stock.

   The Proxy Statement also includes a proposal for a new Director Stock Plan (see pages 30 and 31 and Exhibit B). The purpose of the proposed Director Stock Plan is to further enhance the long-term mutuality of interest between Aetna's outside Directors and its shareholders by increasing the Director's ownership interest in Aetna. We also believe that the Plan will assist Aetna in attracting and retaining qualified outside Directors.

Page 2
April 1, 1994

   I would very much be interested in your reaction to these proposals and will call you sometime shortly to solicit your views and answer any questions you may have about the Plans or other aspects of the Proxy Statement.

   Sincerely,

   JEANNE M. HOLLISTER
   ___________________
   Jeanne M. Hollister

   Enclosure


[INSERT STOCKHOLDER ADDRESS]

DEAR STOCKHOLDER:

    THE ANNUAL MEETING OF STOCKHOLDERS OF AETNA LIFE AND CASUALTY COMPANY IS ONLY A FEW WEEKS AWAY.

    OUR CURRENT RECORDS INDICATE THAT WE HAVE NOT YET RECEIVED YOUR PROXY. SINCE TIME IS SHORT AND YOUR VOTE IS IMPORTANT, WE HAVE ESTABLISHED A METHOD TO ENABLE YOU TO VOTE VIA TOLL-FREE PROXYGRAM.

				  IMPORTANT

		   TOLL-FREE TELEPHONE VOTING INSTRUCTIONS

	    INDEPENDENT OPERATORS ARE AVAILABLE TO ASSIST YOU NOW!

PLEASE FOLLOW THE SIMPLE STEPS LISTED BELOW:

1.  CALL TOLL-FREE 1-800-___-____ ANYTIME, DAY OR NIGHT.

2. TELL THE OPERATOR THAT YOU WISH TO SEND A COLLECT PROXYGRAM TO I.D. NO. ____, AETNA LIFE AND CASUALTY COMPANY.

3.  STATE YOUR NAME, ADDRESS AND TELEPHONE NUMBER.

4.  STATE THE BANK OR BROKERAGE FIRM AT WHICH YOUR SHARES ARE HELD AS SHOWN
    BELOW,

    MR./MS. __________
    BANK OR BROKER:
    CONTROL NUMBER:
    NUMBER OF SHARES:

5. STATE THE CONTROL NUMBER THAT APPEARS BELOW YOUR NAME IN NO. 4. BY GIVING THE INFORMATION CALLED FOR BY ITEMS 3 TO 5, YOU INDICATE YOUR PRESENT INTENTION TO AUTHENTICATE THE PROXY AS GENUINE AND EFFECTIVE, JUST AS IF YOU HAD MANUALLY SIGNED AND RETURNED A PROXY CARD.

6. THE OPERATOR WILL READ THE FOLLOWING TEXT TO YOU. PLEASE INSTRUCT THE OPERATOR HOW YOU WISH TO VOTE ON EACH PROPOSAL. YOUR PROXYGRAM VOTING INSTRUCTIONS WILL BE ELECTRONICALLY TRANSMITTED TO YOUR BANK OR BROKER WITHIN MINUTES BY THE USE OF PRINTERS OR FAX MACHINES AND WILL ENSURE THAT YOUR VOTE WILL BE COUNTED.

7. AFTER YOU COMPLETE YOUR CALL, THE OPERATOR WILL CALL YOU BACK TO CONFIRM YOUR PROXYGRAM.

    EVEN IF YOU HAVE ALREADY RETURNED A PROXY, WE ASK THAT YOU TAKE A MOMENT TO VOTE YOUR SHARES BY TOLL-FREE PROXYGRAM. THIS PROCEDURE WILL ENSURE THAT YOUR VOTE IS RECEIVED PRIOR TO THE MEETING.

    IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE, PLEASE CONTACT YOUR BANK OR BROKER OR CALL OUR PROXY SOLICITOR, KISSEL-BLAKE INC. AT THEIR TOLL-FREE NUMBER 1-800-___-____.

    ON BEHALF OF THE ENTIRE BOARD OF DIRECTORS OF AETNA LIFE AND CASUALTY COMPANY, I THANK YOU FOR YOUR CONSIDERATION AND SUPPORT.

				       JEAN M. WAGGETT
				       CORPORATE SECRETARY


                      				    PROXY
		               AETNA LIFE AND CASUALTY COMPANY

THIS PROXY IS SOLICITED ON BEHALF OF AETNA'S BOARD OF DIRECTORS

THE UNDERSIGNED APPOINTS WALLACE BARNES, WILLIAM H. DONALDSON AND DAVID M. RODERICK, AND EACH OF THEM, THE PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF AETNA LIFE AND CASUALTY COMPANY TO BE HELD APRIL 29, 1994 AND AT ANY ADJOURNMENT THEREOF, AND DIRECTS SAID PROXIES TO VOTE AS SPECIFIED HEREIN ON THE MATTERS SET FORTH IN THE NOTICE OF THE MEETING, AND IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

				  FOR		      WITHHELD
1.  ELECTION OF
    DIRECTORS.			  ( )			 ( )

FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):

________________________________________________________

NOMINEES:
WALLACE BARNES, RONALD E. COMPTON,
JOHN F. DONAHUE, WILLIAM H. DONALDSON,
BARBARA HACKMAN FRANKLIN, EARL G. GRAVES,
GERALD GREENWALD, MICHAEL H. JORDAN,
JACK D. KUEHLER, FRANK R. O'KEEFE, JR.,
DAVID M. RODERICK.

                         					    FOR	 AGAINST   ABSTAIN
2.  APPROVAL OF KPMG PEAT MARWICK
    AS INDEPENDENT AUDITORS.	 	    ( )	   ( )	     ( )

3.  APPROVAL OF 1994
    STOCK INCENTIVE PLAN.	    	    ( )	   ( )	     ( )

4.  APPROVAL OF 1994			            ( )	   ( )	     ( )
    NON-EMPLOYEE DIRECTOR
    DEFERRED STOCK PLAN.